UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 14, 2022
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376		94-0479804
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

2929 Walnut Street	Philadelphia	Pennsylvania	19104
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FMC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.

☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Retirement of Dr. Kathleen Shelton as Executive Vice President and Chief Technology Officer

On December 14, 2022, FMC Corporation (“FMC” or the “Company”) announced that Dr. Kathleen Shelton will retire from her position as Executive Vice President and Chief Technology Officer (“CTO”) of the Company effective March 31, 2023. Dr. Shelton joined FMC in 2017 as Vice President and CTO and has been Executive Vice President since December 2021.

ITEM 7.01. REGULATION FD DISCLOSURE
Appointment of Dr. Seva Rostovtsev as Vice President and Chief Technology Officer

On December 14, 2022, the Company announced that Dr. Seva Rostovtsev has been named Vice President and Chief Technology Officer succeeding Dr. Shelton, effective April 1, 2023.

Dr. Rostovtsev joined FMC in 2017 as director of Discovery Chemistry, where he has led a team of scientists that identify and optimize technologies for new, advanced crop protection products used by farmers around the world. As a senior leader in FMC’s research organization, Dr. Rostovtsev has driven the company’s strategy to optimize R&D data management and led improvements in the efficiency and effectiveness of agricultural chemistry discovery. Prior to FMC, he held research and technical leadership roles throughout DuPont beginning in 2003, including Process Chemistry and Engineering, Emerging Technologies and Fungicide Discovery Chemistry. He was a postdoctoral scholar at Scripps Research and was the co-inventor of copper-catalyzed Click Chemistry, which won the 2022 Nobel Prize in Chemistry. Dr. Rostovtsev earned his Bachelor of Science from Higher Chemical College, his Master of Science from University of Nebraska-Lincoln, and his Ph.D. from California Institute of Technology.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
99.1    Press Release dated December 14, 2022

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/S/ MICHAEL F. REILLY
Michael F. Reilly Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Date: December 14, 2022